SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 30, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
             (Exact name of registrant as specified in its charter)


      California                    333-24111                       33-0745418
(State or other jurisdiction      (Commission                     (IRS Employer
 of incorporation)                 File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

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


Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 5 ("Series 5") has acquired Local Limited Partnership Interests in United Development Corp., L.P. - 97.1, a Tennessee limited partnership ("UNITED 97.1"); and United Development Corp., L.P. - 97.2, a Tennessee limited partnership ("UNITED 97.2"). Each of the Local Limited Partnerships owns a single-family housing development in Memphis, Tennessee (together the "Properties").

         The following tables contain information concerning the Properties and the Local Limited Partnerships identified herein:



                                                                                                          LOCAL
                                         ACTUAL OR                                                        LIMITED
                                         ESTIMATED    ESTIMATED                             PERMANENT     PARTNER-
            PROJECT                      CONSTRUC-    DEVELOPMENT                           MORTGAGE      SHIP'S       YEAR
LOCAL       NAME AND                     TION         COST          NUMBER OF    BASIC      LOAN          ANTICIPATED  CREDITS
LIMITED     NUMBER          LOCATION     COMPLETION   (INCLUDING    APARTMENT    MONTHLY    PRINCIPAL     TAX CREDITS  TO BE FIRST
PARTNERSHIP OF BUILDINGS    OF PROPERTY  DATE         LAND COST)    UNITS        RENTS      AMOUNT        (1)          AVAILABLE

UNITED      Forty Homes     Memphis      December     $2,759,571    40      3BR  $450-504   $1,065,834    $2,693,230   1998
97.1        for the         (Shelby      1998                       Homes                   STB (3)
            Greater         County),
            Lemoyne         Tennessee
            Garden's
            Community

            40 homes
            (2)


UNITED      Mallory         Memphis      May 1998     $1,140,543    20      2BR  $396-444   $380,392      $1,061,547   1998
97.2        Heights         (Shelby                                 Homes                   STB (3)
            Homes           County),
                            Tennessee
            20 homes
            (4)


(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 5 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 5 was a limited partner of the Local Limited Partnership, and during which the Properties were completed and in service.

(2)      Property designed for senior citizens and families.

(3) South Trust Bank ("STB") will provide the mortgage loan for a term of 15 years at an annual interest rate of 9.5%. Principal and interest will be payable monthly, based on a 30-year amortization schedule. Outstanding principal will be due upon maturity.

(4)      Property designed for senior citizens.


Memphis (UNITED 97.1 and UNITED 97.2): Memphis (population 610,000) is in Shelby County, at the southwest corner of Tennessee, at the intersection of Interstate Highways 40, 55 and 240. The major employers for Memphis residents are Federal Express Corporation, the U.S. Government, and the Memphis City Board of Education.

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


                                   LOCAL                                                                  ESTIMATED
                                   GENERAL                       SHARING RATIOS:                          ACQUISITION
LOCAL   LOCAL                      PARTNER(S)    SHARING         ALLOCATIONS (4) AND  SERIES              FEES PAYABLE
LIMITED GENERAL       PROPERTY     DEVELOPMENT   RATIOS:         SALE OR REFINANCING  CAPITAL             5's  TO FUND
PARTNER PARTNERS      MANAGER (1)  FEE (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTIONS (6)   MANAGER

UNITED  Harold E.     Buehler      $142,000      WNC:   Greater  99.98/.01/.01        $1,844,678          $171,000
97.1    Buehler,      Enterprises,               of              20/80
        Sr. and Jo    Inc. (8)                   15% or $5,000
        Ellen                                    LGP: 70%
        Schaffer                                 The balance:
        Buehler (7)                              20/80

UNITED  Harold E.     Buehler      $60,000       WNC:   Greater  99.98/.01/.01        $743,008            $69,000
97.2    Buehler,      Enterprises,               of              20/80
        Sr. and Jo    Inc. (8)                   15% or $5,000
        Ellen                                    LGP: 70%
        Schaffer                                 The balance:
        Buehler (7)                              20/80


(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Properties so long as the fee therefore does not exceed the amount authorized and approved by the lender for the Properties.

(2) The Local Limited Partnership will pay its Local General Partner or an affiliate of its Local General Partner a development fee in the amount set forth, for services incident to the development and construction of the Properties, which services include: negotiating the financing commitments for the Properties; securing necessary approvals and permits for the development and construction of the Properties; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 5.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 5 ("WNC") and the Local General Partner ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 5,
(ii) WNC Housing, L.P., an Affiliate of the Sponsor which is the special limited partner, and (iii) the Local General Partner.

(5) Reflects the percentage interests of Series 5 and the Local General Partner, in any net cash proceeds from sale or refinancing of the Properties, after payment of the mortgage loan and other Local Limited Partnership obligations (see, e.g. note 3), and the following, in the order set forth: the capital contributions of Series 5; and the capital contribution of the Local General Partner.

(6) Series 5 will make its capital contribution to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Properties have been fulfilled.

(7) Construction completion and operating deficit guarantees will be provided by Harold E. Buehler, Sr. and Jo Ellen Schaffer Buehler. Mr. and Mrs. Buehler, both age 49, have represented to Series 5 that, as of March 15, 1998, they had a net worth in excess of $9,000,000.

(8) Buehler Enterprises, Inc. is a Tennessee corporation which was formed in 1984 by Harold E. Buehler, Sr. Buehler Enterprises, Inc. currently manages approximately 200 units consisting primarily of single family homes and duplexes in Memphis.

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



Item 7.  Financial Statements and Exhibits


         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.       Proforma Financial Information

                  Inapplicable.


         c.       Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of United Development Co., L.P.
                           - 97.2






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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

Date: May  15, 1998           By:      WNC &  Associates, Inc.,
                                       General Partner

                                       By:      /s/ JOHN B. LESTER, JR.
                                                John B. Lester, Jr.,
                                                President

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



                                INDEX TO EXHIBITS


Exhibit
Number            Exhibit

10.1 Amended and Restated Agreement of Limited Partnership of United Development Co., L.P. - 97.2



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